Exhibit 99.1

CAPITAL Z FINANCIAL SERVICES FUND II, L.P.
CAPITAL Z FINANCIAL SERVICES PRIVATE FUND II, L.P.
     c/o Capital Z Partners, Ltd.
     54 Thompson Street
     New York, NY 10012

RER REINSURANCE HOLDINGS, L.P.
     c/o RER Reinsurance Holdings, L.P.
     777 Main Street
     Suite 2250
     Fort Worth, TX 76102

RESERVOIR CAPITAL PARTNERS, L.P.
RESERVOIR CAPITAL MASTER FUND, L.P.
     c/o Reservoir Capital Management L.L.C.
     650 Madison Avenue
     26th Floor
     New York, NY 10022

SAB CAPITAL PARTNERS, LP
SAB CAPITAL PARTNERS II, LP
SAB OVERSEAS FUND, LTD.
     c/o SAB Capital Advisors, L.L.C.
     712 Fifth Avenue
     42nd Floor
     New York, NY 10019

Robert Stavis
     c/o Bessemer Venture Partners
     1865 Palmer Avenue
     Suite 104
Larchmont, NY 10538	June 20, 2005

Dear Gentlemen:

          Reference is made to the Description of Stock (the “Description of Stock”) for the Series A Convertible Voting Preferred Shares, Series B Convertible Voting Preferred Shares, Series C Convertible Voting Preferred Shares, Class A Convertible Voting Common Shares, Class B Convertible Voting Common Shares and Class C Convertible Voting Common Shares of PXRE Group Ltd. (the “Company”). Capitalized terms used herein and not otherwise defined shall have the meaning assigned to such terms in the Description of Stock.

          WHEREAS, Section 3(f)(ix) of the Description of Stock requires that the consent of the holders of the Convertible Voting Preferred Shares be obtained in order for the Company to purchase reinsurance or retrocessional coverage from parties that do not satisfy the conditions set forth therein;

          WHEREAS, the parties desire to amend such conditions relating to the Company’s purchase of reinsurance and retrocessional coverage under Section 3(f)(ix) of the Description of Stock;

          NOW THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, the Company and the Preferred Shareholders hereby agree as follows:

1.       Amendment of Section 3(f)(ix). The parties hereby agree that Section 3(f)(ix) of the Description of Stock is hereby deleted and replaced in its entirety with the following provision, with such amendment effective from April 4, 2002:

(i) involve the purchase or renewal of retrocessional or reinsurance coverage from companies with a Standard & Poor’s or A.M. Best rating below “A-” unless, in each case, such coverage is acquired pursuant to a contract that requires the applicable reinsurer or retrocessionaire (the “Reinsuring Company”) to (A) post and maintain collateral in an amount equal to the aggregate limits available under such reinsurance coverage within 10 Business Days of the inception of such reinsurance coverage, or (B)(y) the obligations of such Reinsuring Company are guaranteed by a direct or indirect parent thereof having Standard &Poor’s and A.M. Best ratings of “A-” or better or (z) such Reinsuring Company has capital and surplus as of the date of purchase or renewal of such coverage of at least $1 billion; provided, however, that notwithstanding the foregoing in this clause (ix), the Company may continue to purchase and renew reinsurance coverage with Select Re and renew, but not increase, coverage with Pennsylvania Lumbermans Mutual Insurance Company, in each case in the ordinary course of business consistent with past practice;

     2.      Miscellaneous. This agreement shall be governed by the laws of Bermuda. This agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument. This agreement may not be modified or amended or any term or provision hereof waived or discharged except in writing signed by the party against whom such amendment, modification, waiver or discharge is sought to be enforced. Except as expressly amended herein, all other provisions of the Description of Stock shall remain in effect.

          IN WITNESS WHEREOF, the Company and the Preferred Shareholders have caused this agreement to be executed by their duly authorized representatives.

PXRE GROUP LTD. By: /s/ Robert P. Myron Name: Robert P. Myron Title: SVP and Treasurer

CAPITAL Z FINANCIAL SERVICES FUND II, L.P.
By: Capital Z Partners, L.P., its general partner
By:Capital Z Partners, Ltd. its sole general partner
By: /s/ Craig Fisher
        Name: Craig Fisher
Title: General Counsel

CAPITAL Z FINANCIAL SERVICES PRIVATE FUND II, L.P.
By: Capital Z Partners, L.P., its general partner
By: Capital Z Partners, Ltd. its sole general partner
By: /s/ Craig Fisher
        Name: Craig Fisher
Title: General Counsel

RESERVOIR CAPITAL PARTNERS, L.P.
By: Reservoir Capital Group, L.L.C., its sole general partner
By: Reservoir Capital Management, its managing member
By: /s/ Craig Huff
        Name: Craig Huff
Title: President

RESERVOIR CAPITAL MASTER FUND, L.P.
By: Reservoir Capital Group, L.L.C., its sole general partner
By: Reservoir Capital Management, its managing member
By: /s/ Craig Huff
        Name: Craig Huff
Title: President

RER REINSURANCE HOLDINGS, L.P. By: /s/ Richard E. Rainwater Name: Richard Rainwater Title: General Partner

/s/ Robert Stavis Robert Stavis

SAB CAPITAL PARTNERS, LP By: SAB Capital Advisors, LLC By: Michael Casey Name: Michael Casey Title: COO

SAB CAPITAL PARTNERS II, LP By: SAB Capital Advisors, LLC By: Michael Casey Name: Michael Casey Title: COO

SAB OVERSEAS FUND, LTD. By: SAB Overseas Management, LP By: Michael Casey Name: Michael Casey Title: COO